Exhibit 10.14

Consent Letter

Beijing Tuda Science and Technology Company Limited, Xueling Li, Jun Lei, Bin Zhao, Jin Cao (the “Pledgor”) have entered into an Equity Interest Pledge Agreement (the “Agreement”), respectively, with Duowan Entertainment Information Technology (Beijing) Company Limited (the “Beijing Duowan”) on September 16, 2011, to pledge their respective equity interests in Guangzhou Huaduo Network Technology Co., Ltd. (the “Guangzhou Huaduo”) to Beijing Duowan. Pledgors have reached irrevocable agreement:

1. Beijing Duowan and Guangzhou Huaduo entered into a confirmation letter to the Exclusive Business Cooperation Agreement on November 10, 2011.

2. Beijing Duowan and Guangzhou Huaduo entered into a Supplementary Agreement to the Exclusive Business Cooperation Agreement on November 10, 2011.

3. Beijing Duowan and Guangzhou Huaduo entered into a confirmation letter to the Exclusive Technology Support and Technology Services Agreement on November 10, 2011.

4. Beijing Duowan and Guangzhou Huaduo entered into a Supplementary Agreement to the Exclusive Technology Support and Technology Services Agreement on November 10, 2011.

5. The confirmation letters and supplementary agreements above shall not affect the effect of the Agreement. Pledgors shall continue to comply with and perform the obligations in their respective Agreements.

Xueling Li

Signature: /s/ Xueling Li

Jun Lei

Signature: /s/ Jun Lei

Bin Zhao

Signature: /s/ Bin Zhao

Jin Cao

Signature: /s/ Jin Cao

Beijing Tuda Technology Co., Ltd. (Seal)

Signature and Seal of Legal Representative: /s/Jin Cao

Date: November 10, 2011

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